UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K/A

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Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019
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Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

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Commission File Number: 000-55605

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

EXPLANATORY NOTE:
On May 1, 2019, Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the"Registrant") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial Report") for the purpose of announcing its consummation of the mergers pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated December 14, 2018, with Griffin Capital Essential Asset REIT, Inc. ("GCEAR"), Griffin Capital Essential Asset Operating Partnership, L.P. (the "GCEAR Operating Partnership"), the Registrant, Griffin Capital Essential Asset Operating Partnership II, L.P. (the "GCEAR II Operating Partnership") and Globe Merger Sub, LLC, a wholly owned subsidiary of the Registrant (“Merger Sub”).

On April 30, 2019, pursuant to the Merger Agreement, (i) GCEAR merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of the Registrant (the “Company Merger”) and (ii) the GCEAR II Operating Partnership merged with and into the GCEAR Operating Partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with the GCEAR Operating Partnership surviving the Partnership Merger. At such time, (i) in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of GCEAR ceased and (ii) in accordance with the Delaware Revised Uniform Limited Partnership Act, the separate existence of the GCEAR II Operating Partnership ceased. In addition, on April 30, 2018, following the Partnership Merger, Merger Sub merged into the Registrant.
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant hereby amends its Current Report on Form 8-K filed on May 1, 2019, for the purpose of filing: (1) the audited consolidated financial statements of GCEAR as of December 31, 2018 and 2017 and for each of the years ended December 31, 2018, 2017 and 2016; and (2) the pro forma consolidated financial statements of the Registrant as of and for the year ended December 31, 2018, as required by Item 9.01 of Form 8-K with respect to the consummation of the Mergers in accordance with Article 11 of Regulation S-X.
In accordance with Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and unaudited pro forma financial information.
Item 9.01. Financial Statements

(a)	Financial Statements of Business Acquired
The audited consolidated financial statements of GCEAR as of December 31, 2018 and 2017 and for each of the years ended December 31, 2018, 2017 and 2016 are incorporated by reference from the Annual Report on Form 10-K of GCEAR filed with the SEC on March 15, 2019 (SEC File No. 000-54377) into this Item 9.01.

(b)	Pro Forma Financial Information
The unaudited pro forma consolidated financial statements of the Registrant as of and for the year ended December 31, 2018, giving effect to the Mergers, are filed herewith as Exhibit 99.1 included in this Item 9.01(b) by reference.

(c)	Exhibits
23.1	Consent of Ernst & Young LLP
99.1	Unaudited pro forma consolidated financial statements of the Registrant as of and for the year ended December 31, 2018

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

Date: May 10, 2019	By:	/s/ Javier F. Bitar
Javier F. Bitar Chief Financial Officer and Treasurer